EXHIBIT 99.1

AGS Change of Control Severance Plan and Summary Plan Description

I.    ESTABLISHMENT OF PLAN

This Plan has been established in order to motivate and encourage the employees of AGS (as defined below), to reinforce and encourage their continued attention and dedication, and to reduce the uncertainties and distractions that may arise in connection with a possible sale of AGS by WRC (as defined below).

II.    DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings set forth below:

A.    “Affiliate” of any entity shall mean any other entity that, directly or indirectly, is controlled by, controls or is under common control with, such first entity.

B.    “AGS” shall mean American Guidance Service, Inc., a Minnesota corporation.

C.    “Base Salary” shall mean the participant’s base salary (on an annualized basis) as of immediately prior to the date of the participant’s Covered Termination (as defined in Section V.B.) or, if higher, the base salary (on an annualized basis) as of the Closing.

D.    “Board” shall mean the Board of Directors of AGS.

E.    “Cause” shall mean the participant’s (1) conviction of, or plea of guilty or nolo contendere to, (a) a felony or (b) a misdemeanor involving moral turpitude, (2) gross negligence or willful misconduct in the course of the participant’s employment with the Company resulting in demonstrable financial injury to the Company or (3) substantial and repeated failure (other than as a result of incapacity due to physical or mental illness) to perform the duties of the position held by the participant, as reasonably directed by the Company.

F.    “Change of Control” shall mean a transaction in which AGS, or all or substantially all of AGS’s business and/or assets, is sold or otherwise disposed of by WRC, whether by sale of AGS stock, sale of all or substantially all of AGS’s assets, merger or otherwise, but only if following such transaction AGS (or, as applicable, the successor to all or substantially all of AGS’s business and/or assets) is no longer an Affiliate of WRC.

G.    “Closing” shall mean the consummation of a Change of Control.

H.    “Company” shall mean AGS; provided, however, that in the event any person or entity succeeds to all or substantially all the Company’s business and/or assets, the term “Company” shall instead thereafter refer to such successor person or entity.

I.    “Disability” shall mean the participant’s incapacity due to a physical or mental illness that has prevented the participant from being able to perform the essential duties of the participant’s position for an aggregate of 180 days in any consecutive 365-day period.

J.    “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

K.    “Good Reason” shall mean, following the Closing, (1) a reduction of the participant’s compensation as in effect immediately prior to the Closing, (2) an adverse change in the participant’s title, position, authority, reporting relationships and/or responsibilities from those in effect immediately prior to the Closing, (3) the material breach by the Company or any of its Affiliates of any individual agreement between the participant and the Company or any of its Affiliates relating to the participant’s employment, compensation and/or benefits, (4) the failure by the Company or any of its Affiliates to pay the participant any compensation or benefits due the participant, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that is remedied by the Company or any of its Affiliates promptly after receipt of notice thereof given by the participant or (5) a requirement that the participant relocate his/her principal place of employment to a location that is 40 miles or more from the participant’s principal place of employment immediately prior to the Closing; provided, however, that “Good Reason” shall not be deemed to exist unless the participant voluntarily terminates his/her employment within 90 days of the date on which the event giving grounds for “Good Reason” occurs or, if later, the date on which the participant becomes aware (or should reasonably have become aware) of the occurrence of the event giving grounds for “Good Reason”.

L.    “Payout Period” shall mean the number of weeks equal to the number of weeks’ Base Salary paid to the participant pursuant to this Plan.

M.    “Plan” shall mean this AGS Change of Control Severance Plan.

N.    “WRC” shall mean WRC Media Inc., or any successor person or entity thereto.

III.    ELIGIBILITY

All persons employed by AGS on a full-time basis as of the Plan’s effective date (as described in Section IV) shall participate in this Plan, and no person shall become a participant in this Plan prior to the Plan’s effective date (as described in Section  IV).

IV.    EFFECTIVE DATE

This Plan shall be effective upon the execution of a definitive agreement that would, upon a consummation of the transactions contemplated thereunder, result in a Change of Control.

V.    SEVERANCE

A.    The severance coverage provided under this Plan shall become effective upon the Closing.

B.    If, during the period commencing on the Closing and ending on the first anniversary of the Closing (the “Coverage Period”), the participant is involuntary terminated by the Company (other than for Cause) or the participant voluntarily terminates employment for Good Reason (a “Covered Termination”), the Company shall pay the participant severance in an amount equal to two weeks of Base Salary per year of service (including a partial year of service as a full year of service), subject to a maximum amount of one year of Base Salary.

1.    No severance will be payable under this Plan if the participant’s employment is terminated by the Company and its Affiliates for Cause or if the participant voluntarily terminates employment without Good Reason or if the participant’s employment is terminated by reason of death or Disability.

2.    No severance will be paid under this Plan unless the Closing occurs.

3.    A participant will not be deemed to have experienced a Covered Termination, and no severance will be paid under this Plan, if the participant receives an offer of employment from an acquiring entity and such participant chooses not to accept such offer of employment, provided the terms of such offer of employment would not trigger any grounds for Good Reason following the Closing.

C.    Severance arrangements otherwise extended in employment letters or agreements or individual contracts will continue to apply and employees covered by such letters, agreements or contracts will not be eligible under this Plan to receive the severance payments described in the preceding Paragraph B; provided, however, that the benefits described in Paragraph F below shall apply to all participants who experience a Covered Termination during the Coverage Period unless specifically provided otherwise in an applicable employment letter or agreement or individual contract. Severance payable under employment letters or agreements or individual contracts shall not be deemed payable pursuant to this Plan.

D.    The severance coverage described herein will apply only in the event the participant experiences a Covered Termination during the Coverage Period. Following the first anniversary of the Closing, participants will receive payments and/or benefits, if any, as may be provided by the severance policy, if any, of the Company as may then be in effect.

E.    Severance payments under this Plan will be paid over the Payout Period in cash, without any setoff (other than applicable withholding taxes in accordance with Section VIII below), ratably and on a bi-weekly basis. In the event the participant dies prior to having received all severance payments to which the participant was entitled as of the date of death, remaining severance payments under this Plan shall be paid to the participant’s beneficiaries and/or estate, as applicable.

F.    Upon a Covered Termination during the Coverage Period, the Company shall provide the following other benefits:

1.    Vacation: Unused vacation days will be paid by the Company to terminated participants according to AGS’s policy as in effect immediately prior to the Closing.

G.    In no event shall severance payable to any participant under this Plan be in excess of twice the participant’s annual compensation (as defined in ERISA Reg. Section 2510.3-2(b)) during the year immediately preceding the year of termination.

VI.    WRC BENEFIT PLANS

As of the Closing, active participation in WRC’s benefit plans will cease for all persons employed by AGS immediately prior to the Closing who cease to be employed by WRC and its Affiliates as of the Closing. COBRA coverage under WRC’s benefit plans shall be available to such participants as required by law.

VII.    WAIVER AND RELEASE/RESTRICTIVE COVENANTS

In consideration of the payments and benefits that may be provided under this Plan, the receipt of payments and benefits under this Plan is in all cases conditioned upon (A) the participant’s execution of the Confidentiality/Non-Solicitation Agreement attached as Exhibit A hereto, which shall be executed by the participant and delivered to the Company no later than ten business days following the date of the participant’s receipt of a copy of this Plan in accordance with the delivery instructions set forth in Exhibit A, and which shall be deemed to be incorporated into, and made a part of, this Plan as if its terms were fully set forth herein, (B) the participant’s continuing compliance with the provisions of the Confidentiality/Non-Solicitation Agreement and all other applicable non-competition, non-solicitation, non-disparagement and confidentiality restrictions and covenants in favor of the Company and/or WRC and their respective Affiliates, which shall, as applicable, in each case survive the participant’s termination of employment, and (C) the participant’s execution of a General Waiver and Release of Claims (the “Waiver and Release”) in the form set forth on Exhibit B hereto and dated as of a date no earlier than the date of the participant’s termination of employment from the Company, and no payment or benefit under this Plan shall be made or provided until such Waiver and Release becomes effective and irrevocable.

VIII.    TAX WITHHOLDING

Federal, state, local, foreign and other taxes may be deducted and withheld from any amounts payable under this Plan as required pursuant to any applicable law or regulation.

IX.    AMENDMENT, TERMINATION, ASSUMPTION AND INTERPRETATION

A.    AGS may amend or terminate this Plan in any manner and at any time prior to the Closing. Upon and following the Closing, this Plan may not be terminated or amended in any manner.

B.    On or before the Closing, the acquiring entity shall commit in writing that, on and following the Closing (a) it shall cause the Company to honor the obligations under this Plan, (b) the acquiring entity and its Affiliates shall become guarantors of this Plan and (c) it shall make any and all decisions and determinations of a participant’s rights and obligations under this Plan in good faith.

C.    This Plan shall expire and terminate on December 31, 2005 if the Closing has not occurred by such time.

D.    The Company’s board of directors (or its designated representative) shall be the Plan administrator and shall have the full power and authority to interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in this Plan and any individual participant notices (if any) relating to this Plan, in each case in the reasonable discretion of the Company’s board of directors (or its designated representative, as applicable).

X.    NO GUARANTEE OF EMPLOYMENT

This Plan shall not be construed as creating any contract of employment between the Company and its Affiliates, on the one hand, and any participant or other person, on the other hand, nor shall this Plan be construed as restricting in any way the right of the Company and its Affiliates to terminate the employment of any employee at any time and for any reason subject, however, to any rights the participant may have under any employment letter or agreement or individual contract and the rights of a participant under this Plan.

XI.    MISCELLANEOUS

A.    Participant’s Successors.  All rights of a participant under this Plan shall inure to the benefit of, and be enforceable by, such participant and such participant’s personal or legal representatives, executors, administrators, successors and heirs.

B.    Governing Law.  This Plan shall be governed by the laws of the State of New York, without regard to the conflicts of law principles of such State.

C.    Anticipation of Benefits.  To the extent a participant or other person acquires a contractual right to receive payments or benefits under this Plan, such rights shall not be subject to assignment, pledge (including collateral for a loan or security for the performance of an obligation), encumbrance or transfer by the participant. Any attempt by a participant to assign, pledge, encumber or transfer such rights shall not be recognized.

D.    Payments to Minor or Incapacitated Individuals.  If any benefit under this Plan is payable to a minor, a person declare incompetent, or a person who is incapable of handling his or her property, as determined by and in the sole discretion of the Plan administrator, such benefit may be paid instead, if the Plan administrator so determines, to the person who is authorized (as determined by the Plan administrator in its discretion) to receive such benefit on behalf of such minor, incompetent person or incapacitated person. Such payment shall completely discharge the Company, the Plan administrator and each of their employees and agents from all liability with respect to such benefit.

E.    Interpretation.  The headings of sections and paragraphs herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the words “include” or “including” (or words of similar import) are used in this Plan, they shall be deemed to be followed by the words “without limitation”. The term “or” is not exclusive. The words “hereof” and “herein” (and words of similar import) when used in this Plan shall refer to this Plan as a whole and not to any particular provision of this Plan. Whenever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular. The masculine gender where appearing herein shall be deemed to include the feminine gender, and vice versa. All references to Sections and Paragraphs are to this Plan, except where otherwise indicated.

F.    No Duty to Mitigate.  The participant shall not be required to mitigate the amount of any benefits provided for in, or contemplated by, this Plan by seeking other employment or otherwise, nor shall any such payments or benefits be reduced by any compensation or benefits that the participant may receive from any other source.

G.    Severability.  In case any one or more of the provisions contained in this Plan or any individual notice provided to a participant hereunder shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Plan or any individual notice provided to a participant hereunder, which other provisions shall remain in full force and effect and this Plan and such individual notice shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

H.    Arbitration. Any controversy, dispute or claim arising out of, relating to, or in connection with, or in relation to this Plan (other than as provided under Section 4 of the Confidentiality/Non-Solicitation Agreement) shall be determined by arbitration conducted in New York City, before and in accordance with the then-existing Commercial Arbitration Rules of the American Arbitration Association, and any judgment or award rendered by the arbitrator shall be final, binding and unappealable, and any judgment may be entered by any state or Federal court having jurisdiction thereof. The arbitrator may not modify or change this Plan in any way and shall apply New York law to the merits of any dispute or claims, without reference to any principles of conflicts of laws. Employee, the Company and WRC shall each bear its own costs and expenses of the arbitration, including attorney fees and expenses and expenses with respect to witnesses; provided, however, that the fees and expenses of the arbitrator shall be borne by the parties to the arbitration in inverse proportion as they may prevail on matters resolved by the arbitrator, which proportionate allocations shall also be determined by the arbitrator at the time the determination of the arbitrator is rendered on the merits of the matters submitted. Notwithstanding anything to contrary in this Section XI.H, the Company and WRC shall not be precluded from enforcing their rights under Section 4 of the Confidentiality/Non-Solicitation Agreement, including applying to a proper court for injunctive relief, by reason of the presence of this Section XI.H or the prior or subsequent commencement of an arbitration proceeding as herein provided.

Employee has read and understands this Section XI.H, which discusses arbitration, and understands that Employee’s agreeing to the arbitration provisions of this Section XI.H constitutes a waiver of Employee’s right to a jury trial. Except as otherwise provided in this Section XI.H or Section 4 of the Confidentiality/Non-Solicitation Agreement, this arbitration agreement applies to all matters relating to this Plan, including disputes about the validity, interpretation or effect of this Plan or alleged violations of it, and any payments due to Employee under this Plan.